SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

Artemis International Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29793	13-4023714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4041 MacArthur Blvd. Suite 260, Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 660-7100
Registrant’s telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99.1         Press release issued by Artemis International Solutions Corporation on May 14, 2003.

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

Artemis International Solutions Corporation (the “Registrant”) is furnishing this Current Report on Form 8-K and the earnings press release attached hereto pursuant to Item 12 of Form 8-K (“Disclosure of Results of Operations and Financial Condition”) in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release Nos. 33-8216 and 34-47583, insofar as they disclose historical information regarding the Registrant’s results of operations or financial condition for the quarter ended March 31, 2003.

On May 14, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis International Solutions Corporation

Date:	May 14, 2003	/s/ Robert S. Stefanovich
Robert S. Stefanovich, Chief Financial Officer (principal financial officer and chief accounting officer)